Exhibit 10.4

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 13, 2014, is by and among CASH AMERICA INTERNATIONAL, INC., a Texas corporation (the “Borrower”), the Domestic Subsidiaries of the Borrower party hereto (collectively, the “Guarantors”), the Lenders (as defined below) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (as defined below) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of March 30, 2011 (as amended by that certain First Amendment to Credit Agreement dated as of November 29, 2011, that certain Second Amendment to Credit Agreement dated as of November 29, 2011, that certain Third Amendment to Credit Agreement dated as of May 10, 2013, that certain Fourth Amendment to Credit Agreement dated as of May 12, 2014 and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1    New Definition. The following definition is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“2018 Senior Notes” means the Borrower’s 5.75% senior notes in the aggregate principal amount of $300,000,000 due May 15, 2018, and any exchange notes of the Borrower issued in exchange therefor pursuant to the terms of the indenture and the registration rights agreement dated May 15, 2013.

1.2    Amendments to 6.6. Section 6.6 of the Credit Agreement is hereby amended in the following respects:

(a)Subclause (v) contained in Clause (b) of Section 6.6 is hereby amended and restated in its entirety to read as follows:

(v) make Restricted Payments on the 2018 Senior Notes and make Restricted Payments not to exceed $50,000,000 on other Additional Unsecured Senior Debt.

(b)The sentence appearing at the end of Section 6.6 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Notwithstanding that the Private Placement Notes and the Enova Indebtedness is not Additional Unsecured Senior Debt, (a) the Borrower may make Restricted Payments on the Private Placement Notes and (b) Enova (but no other Credit Party) may make Restricted Payments on the Enova Indebtedness, in each case only if there shall exist no Default or Event of Default prior to or after giving effect to any such Restricted Payment.

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1    Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)    Executed Amendments. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Lenders and the Administrative Agent.

(b)    Default. After giving effect to this Amendment, no Default or Event of Default shall exist.

(c)    Fees and Expenses. The Administrative Agent shall have received from the Borrower such fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and King & Spalding LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

(d)    Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

Promptly upon satisfaction of the aforesaid closing conditions, the Administrative Agent shall notify the parties hereto that this Amendment has become effective as of the Amendment Effective Date.

ARTICLE III
MISCELLANEOUS

3.1    Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2    Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)    The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)    Except as expressly set forth in this Amendment, the Obligations of the Credit Parties are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3    Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations of the Credit Parties.

3.4    Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5    Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6    Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is reasonably necessary to carry out the intent of this Amendment.

3.7    Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9    No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.11    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:     CASH AMERICA INTERNATIONAL, INC.

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

GUARANTORS: ENOVA INTERNATIONAL, INC.

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Assistant Treasurer

CASH AMERICA MANAGEMENT L.P.
CASH AMERICA PAWN L.P.

By:    Cash America Holding, Inc.
The General Partner of each of the foregoing entities

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

OHIO NEIGHBORHOOD CREDIT SOLUTIONS, LLC

By:        Ohio Neighborhood Finance, Inc.,
Its sole member.

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

BRONCO PAWN & GUN, INC.
CASH AMERICA ADVANCE, INC.
CASH AMERICA FINANCIAL SERVICES, INC.
CASH AMERICA FRANCHISING, INC.
CASH AMERICA GLOBAL FINANCING, INC.
CASH AMERICA GLOBAL SERVICES, INC.
CASH AMERICA HOLDING, INC.
CASH AMERICA, INC.
CASH AMERICA, INC. OF ALABAMA
CASH AMERICA, INC. OF ALASKA
CASH AMERICA, INC. OF COLORADO
CASH AMERICA, INC. OF ILLINOIS
CASH AMERICA, INC. OF INDIANA
CASH AMERICA, INC. OF KENTUCKY
CASH AMERICA, INC. OF LOUISIANA
CASH AMERICA OF MISSOURI, INC.
CASH AMERICA, INC. OF NEVADA
CASH AMERICA, INC. OF NORTH CAROLINA
CASH AMERICA, INC. OF OKLAHOMA
CASH AMERICA, INC. OF SOUTH CAROLINA
CASH AMERICA, INC. OF TENNESSEE
CASH AMERICA, INC. OF UTAH
CASH AMERICA, INC. OF VIRGINIA
CASH AMERICA INTERNET SALES, INC.
CASH AMERICA OF MEXICO, INC.
CASH AMERICA PAWN, INC. OF OHIO
CASHLAND FINANCIAL SERVICES, INC.
CNU DOLLARSDIRECT INC.
CNU DOLLARSDIRECT LENDING INC.
DOC HOLLIDAY’S PAWNBROKERS & JEWELLERS, INC.
ENOVA ONLINE SERVICES, INC.
EXPRESS CASH INTERNATIONAL CORPORATION
FLORIDA CASH AMERICA, INC.
GAMECOCK PAWN & GUN, INC.
GEORGIA CASH AMERICA, INC.
HORNET PAWN & GUN, INC.
LONGHORN PAWN AND GUN, INC.
MOBILE LEASING GROUP, INC.
MR. PAYROLL CORPORATION
OHIO NEIGHBORHOOD FINANCE, INC.
TIGER PAWN & GUN, INC.
UPTOWN CITY PAWNERS, INC.
VINCENT’S JEWELERS AND LOAN, INC.

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer
CNU OF ALABAMA, LLC
CNU OF ALASKA, LLC
CNU OF ARIZONA, LLC
CNU OF CALIFORNIA, LLC

CNU OF COLORADO, LLC
CNU OF DELAWARE, LLC
CNU OF FLORIDA, LLC
CASHNETUSA OF FLORIDA, LLC
CNU OF HAWAII, LLC
CNU OF IDAHO, LLC
CNU OF ILLINOIS, LLC
CNU OF INDIANA, LLC
CNU OF KANSAS, LLC
CNU OF LOUISIANA, LLC
CNU OF MAINE, LLC
CASHNET CSO OF MARYLAND, LLC
CNU OF MICHIGAN, LLC
CNU OF MINNESOTA, LLC
CNU OF MISSISSIPPI, LLC
CNU OF MISSOURI, LLC
CNU OF MONTANA, LLC
CNU OF NEVADA, LLC
CNU OF NEW HAMPSHIRE, LLC
CNU OF NEW MEXICO, LLC

By:    CNU Online Holdings, LLC,
The sole member of each of the foregoing entities

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

CNU ONLINE HOLDINGS, LLC
DEBIT PLUS, LLC
BILLERS ACCEPTANCE GROUP, LLC
DP LABOR HOLDINGS, LLC
PF LABOR HOLDINGS, LLC

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

CNU OF NORTH DAKOTA, LLC
CNU OF OHIO, LLC
OHIO CONSUMER FINANCIAL SOLUTIONS, LLC
CNU OF OKLAHOMA, LLC
CNU OF OREGON, LLC
CNU OF RHODE ISLAND, LLC
CNU OF SOUTH CAROLINA, LLC
CNU OF SOUTH DAKOTA, LLC
CNU OF TENNESSEE, LLC
CNU OF TEXAS, LLC
CNU OF UTAH, LLC
CNU OF VIRGINIA, LLC
CNU OF WASHINGTON, LLC
CNU OF WISCONSIN, LLC
CNU OF WYOMING, LLC
DOLLARSDIRECT, LLC
CNU TECHNOLOGIES OF ALABAMA, LLC
CNU TECHNOLOGIES OF ARIZONA, LLC
CNU TECHNOLOGIES OF CALIFORNIA, LLC
CNU TECHNOLOGIES OF IOWA, LLC
CNU TECHNOLOGIES OF NEW MEXICO, LLC
CNU TECHNOLOGIES OF SOUTH CAROLINA, LLC
CNU TECHNOLOGIES OF WISCONSIN, LLC
HEADWAY CAPITAL, LLC (f/k/a TrafficGen, LLC)
CASHEURONET UK, LLC
EURONETCASH, LLC
ENOVA BRAZIL, LLC
AEL NET MARKETING, LLC
ENOVA INTERNATIONAL GEC, LLC (f/k/a AEL Net of
Illinois, LLC)
AEL NET OF MISSOURI, LLC
NC FINANCIAL SOLUTIONS, LLC

By:    CNU Online Holdings, LLC,
The sole member of each of the foregoing entities

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

NC FINANCIAL SOLUTIONS OF ALABAMA, LLC
NC FINANCIAL SOLUTIONS OF ARIZONA, LLC
NC FINANCIAL SOLUTIONS OF CALIFORNIA, LLC
NC FINANCIAL SOLUTIONS OF COLORADO, LLC
NC FINANCIAL SOLUTIONS OF DELAWARE, LLC
NC FINANCIAL SOLUTIONS OF GEORGIA, LLC
NC FINANCIAL SOLUTIONS OF IDAHO, LLC
NC FINANCIAL SOLUTIONS OF ILLINOIS, LLC
NC FINANCIAL SOLUTIONS OF KANSAS, LLC
NC FINANCIAL SOLUTIONS OF MARYLAND, LLC
NC FINANCIAL SOLUTIONS OF MISSISSIPPI, LLC
NC FINANCIAL SOLUTIONS OF MISSOURI, LLC
NC FINANCIAL SOLUTIONS OF NEVADA, LLC
NC FINANCIAL SOLUTIONS OF NEW MEXICO, LLC
NC FINANCIAL SOLUTIONS OF NORTH DAKOTA, LLC
NC FINANCIAL SOLUTIONS OF OHIO, LLC
NC FINANCIAL SOLUTIONS OF SOUTH CAROLINA, LLC
NC FINANCIAL SOLUTIONS OF SOUTH DAKOTA, LLC
NC FINANCIAL SOLUTIONS OF TENNESSEE, LLC
NC FINANCIAL SOLUTIONS OF TEXAS, LLC
NC FINANCIAL SOLUTIONS OF UTAH, LLC
NC FINANCIAL SOLUTIONS OF VIRGINIA, LLC
NC FINANCIAL SOLUTIONS OF WISCONSIN, LLC

By:    NC Financial Solutions, LLC
The sole member of each of the foregoing entities

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

CASHNETUSA CO LLC
CASHNETUSA OR LLC
THE CHECK GIANT NM LLC

By:    CNU of New Mexico, LLC,
Manager of each of the foregoing entities

By:    CNU Online Holdings, LLC
Its sole member

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

DEBIT PLUS TECHNOLOGIES, LLC
DEBIT PLUS SERVICES, LLC
DEBIT PLUS PAYMENT SOLUTIONS, LLC

By:    Debit Plus, LLC,
The sole member of each of the foregoing entities

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

STRATEGIC RECEIVABLE MANAGEMENT SOLUTIONS, LLC

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

ENOVA FINANCIAL HOLDINGS, LLC

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

CAMEX HOLDING, LLC

By:    Cash America of Mexico, Inc.,
Its sole member

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

By:	/s/ Jeffrey D. Bundy
Name:	Jeffrey D. Bundy
Title:	Vice President

LENDERS:        Texas Capital Bank, N.A., as a Lender

By:	/s/ Barry Kronmann
Name:	Barry Kronmann
Title:	Executive Vice President

BOKF, NA dba Bank of Texas, as a Lender

By:	/s/ Mattson H. Uihlein
Name:	Mattson H. Uihlein
Title:	Banking Officer

KeyBank National Association, as a Lender

By:	/s/ Geoff Smith
Name:	Geoff Smith
Title:	Senior Vice President